                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 27, 2000



                         JACK HENRY & ASSOCIATES, INC.
             (Exact name of Registrant as specified in its Charter)



      Delaware                           0-14112                 43-1128385
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


                663 Highway 60, P.O. Box 807, Monett, MO 65708
              (Address of principal executive offices)(zip code)


       Registrant's telephone number, including area code:  (417) 235-6652

     This Current Report on Form 8-K is being filed for the purpose of updating certain "Selected Financial Data", " Management's Discussion and Analysis of Financial Condition and Results of Operations" and consolidated financial statements as of and for the years ended June 30, 1997, 1998 and 1999 to reflect the recent restatement of the Registrant's consolidated financial statements to include Sys-Tech, Inc. ("Sys-Tech"). Sys-Tech was acquired on June 1, 2000 in a transaction accounted for as a pooling-of-interests and therefore all periods have been restated to reflect the acquisition as if it had occurred at the beginning of the earliest period reported. The acquisition of Sys-Tech was previously reported on the Registrant's Form 8-K filed June
14, 2000, as amended by Form 8-K/A filed July 12, 2000.

Item 7.  Financial Statements and Exhibits

        (c)   Exhibits

        23.1  Consent of Deloitte & Touche LLP
        99.1  Selected Financial Data
        99.2  Management's Discussion and Analysis
        99.3  Consolidated Financial Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACK HENRY & ASSOCIATES, INC.


Date:  July 27, 2000              /s/ Terry W. Thompson
                                  ----------------------------
                                       Terry W. Thompson
                                       Vice President and
                                       Chief Financial Officer